UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 14, 2005

UCBH Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24947	94-3072450

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Montgomery Street San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 315-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

     On February 14, 2005, UCBH Holdings, Inc. (the “Company”) issued a press release that its Board of Directors has declared a two-for-one stock split in the legal form of a stock dividend, payable on April 12, 2005, to shareholders of record as of March 31, 2005 (the “Record Date”). Shareholders will receive one additional share of UCBH Holdings, Inc. common stock for each share owned as of the close of business on the Record Date. New shares will be distributed by the Company’s transfer agent, Mellon Investor Services LLC, on or about April 12, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

     The following exhibit is included with this Report:

Exhibit Number	Description
99.1	Press release of February 14, 2005, announcing a two-for-one stock split.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCBH HOLDINGS, INC.
Date: February 14, 2005	By:	/s/ Jonathan H. Downing
Jonathan H. Downing
Executive Vice President and Chief Financial Officer